UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 12, 2007
TRW Automotive Holdings Corp.
(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31970	81-0597059

(Commission File Number)	(IRS Employer Identification No.)

12001 Tech Center Drive, Livonia, Michigan	48150

(Address of Principal Executive Offices)	(Zip Code)
(734) 855-2600

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE

ITEM 8.01	OTHER EVENTS

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

SIGNATURE
2006 End Customer Chart
Press Release dated March 12, 2007

ITEM 7.01. REGULATION FD DISCLOSURE
     A breakdown of sales in 2006 by TRW Automotive Holdings Corp. and its subsidiaries to each of its end customers is attached as an exhibit to this Current Report on Form 8-K.
ITEM 8.01. OTHER EVENTS
     On March 12, 2007, TRW Automotive Holdings Corp. issued a press release confirming its full year 2007 guidance, which is attached as an exhibit to this Current Report on Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Description

99.1	2006 End Customer Chart of TRW Automotive Holdings Corp.

99.2	Press release of TRW Automotive Holdings Corp. dated March 12, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE HOLDINGS CORP.
Dated: March 12, 2007	By:	/s/ Joseph S. Cantie
Joseph S. Cantie
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	2006 End Customer Chart of TRW Automotive Holdings Corp.

99.2	Press release of TRW Automotive Holdings Corp. dated March 12, 2007